SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


July 25, 2002
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Date of Report (Date of earliest event reported)


Laboratory Corporation of America Holdings
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(Exact name of registrant as specified in its charter)

        Delaware                      1-11353            13-3757370
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(State or other jurisdiction of     Commission        (IRS Employer
Incorporation or organization)       File No.         Identification No.)


358 South Main Street, Burlington, North Carolina          27215
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(Address of principal executive offices)                 (Zip code)

                         (336) 229-1127
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Registrant's telephone number, including area code:


Not applicable
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(Former name or former address, if changed since last report)


Exhibit Index on Page 3

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Item 2.  Acquisition or Disposition of Assets.
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     Pursuant to the terms of that Pre-Merger Agreement, dated as of May 8,
2002, among Laboratory Corporation of America Holdings, a Delaware corporation ("LabCorp"), an indirect wholly-owned subsidiary of LabCorp and Dynacare Inc., an Ontario corporation ("Dynacare"), the wholly-owned subsidiary acquired Dynacare (the "Acquisition") effective as of July 25, 2002. Subsequent to the Acquisition, Dynacare was amalgamated with and into the wholly owned subsidiary.

     Pursuant to the terms of the Pre-Acquisition Agreement, each outstanding share of Dynacare common stock was converted into the right to receive
$11.50 payable in cash plus 0.2328 shares of LabCorp common stock. Approximately 4,906,493 shares of LabCorp common stock were issued to the holders of Dynacare common stock and vested options pursuant to the Acquisition.

     In connection with the Acquisition, LabCorp entered into employment agreements with Harvey A. Shapiro, the Chairman, President and Chief Executive Officer of Dynacare, Osama I. Sherif, the Executive Vice President and Chief Operating Officer of Dynacare and Zbig S. Biskup, the Executive Vice President, Chief Financial Officer and Secretary of Dynacare.

     Prior to the Acquisition, Dynacare was a publicly held company that provided clinical laboratory testing services in 21 states in the United States and two provinces in Canada. LabCorp is the second largest independent clinical laboratory company in the United States, based on 2001 net revenues. Through a national network of laboratories, LabCorp offers more than 4,000 different clinical laboratory tests which are used by the medical profession in routine testing, patient diagnosis and in the monitoring


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and treatment of disease.  Additional information about LabCorp can be found at www.labcorp.com.

Item 7.  Financial Statements and Exhibits.
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(a) Financial Statement of Business Acquired

     The financial statements of Dynacare as of December 31, 2001 and December 31, 2000 and the related consolidated statements of operations, stockholders equity, and cash flows for each of the years in the three-year period ended December 31, 2001 can be found in Dynacare's annual report on Form 10-K for the fiscal year ended December 31, 2001 filed on March 26, 2002.

(b)  Pro Forma Financial Statements

     Pro forma financial information presenting the effect of the Acquisition as if it had been completed on January 1, 2002 for results of operations and on March 31, 2002 for balance sheet purposes are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(c)  Exhibits

2.1 Pre-Merger Agreement among Laboratory Corporation of America Holdings, 3065619 NOVA SCOTIA COMPANY and Dynacare Inc., dated as of May 8, 2002 (incorporated by reference from Appendix E to Dynacare's Definitive Proxy Statement on Schedule 14A, as amended (000-30976)).

10.1 Bridge Loan Agreement, dated as of July 24, 2002, among
     Laboratory Corporation of America Holdings, the lenders named therein, and Credit Suisse First Boston, as administrative agent.

99.1 Pro forma financial information.

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SIGNATURES:
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS


         By: /s/ BRADFORD T. SMITH
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                 Bradford T. Smith
                 Executive Vice President and Secretary


Date: August 6, 2002